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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-66250, 33-80425, 33-89036, 333-18337 and 333-68907) of Aseco
Corporation of our report dated May 10, 1999, except of Note O, as to which the date is July 9, 1999, with respect to the consolidated financial statements and schedule of Aseco Corporation included in the Annual Report (Form 10-K) for the year ended March 28, 1999.


                                             ERNST & YOUNG LLP


Boston, Massachusetts
July 9, 1999